INVESCO EXCHANGE-TRADED FUND TRUST II
SUPPLEMENT DATED APRIL 29, 2024 TO THE PROSPECTUSES DATED
DECEMBER 20, 2023 OF:
Invesco ESG S&P 500 Equal Weight ETF (RSPE)
(the “Fund”)
S&P Dow Jones Indices (the "Index Provider") has announced certain changes to the S&P 500 Equal Weight ESG Leaders Select Index, the Fund's Underlying Index. The S&P DJI ESG Score will transition to the S&P Global ESG Score, although there will be no change to how the score is used. Further, the Index Provider is revising the timing of the quarterly eligibility review of the United Nations Global Compact ("UNGC") criteria. Accordingly, effective after market close on April 30, 2024, the following changes are made.
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The sixth paragraph of the section titled “Principal Investment Strategies” in the Fund’s Summary Prospectus and in the section titled “Summary Information–Principal Investment Strategies” in the Fund’s Statutory Prospectus are replaced with the following:
Each company included in the Parent Index and eligible for investment based on the above screens is then assigned an “S&P Global ESG score,” which is designed to measure a company’s overall performance related to financially material ESG factors. The analysis of whether a factor is financially material focuses on industry-specific business value drivers that contribute to company performance, utilizing quantitative and qualitative research and industry experience. The analysis incorporates historical correlation data and current industry conditions to identify which long-term economic, social or environmental factors are likely to have the most significant impact on a company’s business value drivers of growth, cost or risk, and ultimately, future financial performance. S&P Global ESG scores are derived from the S&P Global Corporate Sustainability Assessment (“CSA”), which is an annual analysis that seeks to identify how well-equipped a company is to recognize and respond to emerging sustainability opportunities and challenges in the global market. S&P Global Sustainable1, an affiliate of the Index Provider, opens the CSA questionnaire for all subject companies in April. The CSA uses proprietary industry classifications, derived from the GICS®, to analyze companies using industry-specific questionnaires. Companies provide up to 1,000 data points in response to the questionnaires which are used to score each company’s performance in relation to each specific ESG subject. If a company chooses not to actively participate in the assessment, it may be assessed based on publicly available information, including a company’s financial reports, press releases and other public statements, and other information available on the company’s website. Companies are ranked from highest to lowest according to their S&P Global ESG scores, and the top 40% of constituents within each eligible GICS® industry group generally are included in the Underlying Index. If a company does not have a S&P Global ESG score, it is excluded from the Underlying Index.
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The fifth and sixth paragraphs on page 5 of the Statutory Prospectus in the section titled “Additional Information About the Fund’s Strategies and Risks–S&P 500 Equal Weight ESG Leaders Select Index” are replaced with the following:
Each company eligible for investment based on the above screens is then assigned an “S&P Global ESG score,” which is designed to measure a company’s overall performance related to financially material ESG factors. The analysis of whether a factor is financially material focuses on industry-specific business value drivers that contribute to company performance, utilizing quantitative and qualitative research and industry experience. The analysis incorporates historical correlation data and current industry conditions to identify which long-term economic, social or environmental factors are likely to have the most significant impact on a company’s business value drivers of growth, cost or risk, and ultimately future financial performance. S&P Global ESG scores are derived from the S&P Global Sustainable1 CSA, which is a questionnaire-based analysis process conducted annually that seeks to identify how well-equipped a company is to recognize and respond to emerging sustainability opportunities and challenges in the global market. The CSA is a bottom-up research process that aggregates underlying company ESG data. S&P Global Sustainable1, an affiliate of the Index Provider, opens the CSA questionnaire for all companies in April. The CSA uses proprietary industry classifications, derived from the GICS®, to analyze companies using CSA industry-specific questionnaires. Companies provide up to 1,000 data points in response to the questionnaires which are used to score each company’s performance in relation to each specific ESG subject. If a company chooses not to actively participate in the assessment, it may be assessed based on publicly available information, including a company’s financial reports, press releases and other public statements, and other information available on the company’s website. Companies are ranked from highest to lowest according to their S&P Global ESG scores, and the top 40% of constituents within each eligible GICS® industry group generally are included in the Underlying Index. Further, companies with an S&P Global ESG score that falls within the worst 25% of ESG scores from each GICS® industry group are excluded from the Underlying Index. If a company does not have a S&P Global ESG score, it is excluded from the Underlying Index.
The Underlying Index is reconstituted annually, effective the last business day of April based on eligibility as of the last business day of March. The Underlying Index is reweighted on a quarterly basis effective after the third Friday of March, June, September, and December. Each security is equally weighted. Underlying Index constituents are reviewed on a quarterly basis for ongoing eligibility under the Business Activities and UNGC exclusion criteria. Companies determined to be ineligible are removed from the Underlying Index, effective after the last business day of July, October, and January (for Business Activities), using a reference date after the close of the last business day of the previous month, and/or after the third Friday of March, June, September and December (for UNGC), using a reference date after the close of the last business day of the previous month. Securities may also be removed from the Underlying Index between rebalancings for various reasons, including the occurrence of certain corporate events, or if the security is removed from the Parent Index. No securities are added between rebalancings other than to reflect a spin-off.
Please Retain This Supplement For Future Reference.
P-RSPE-PRO-SUP 042924